MML SERIES INVESTMENT FUND

This Prospectus describes the following Fund.

•	MML Small Company Value Fund
seeks long-term capital appreciation.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

February 25, 2009

–  1  –

–  2  –

Summary Information

MML Series Investment Fund (the “Trust”) provides a broad range of investment choices across the risk/return spectrum. This prospectus covers MML Small Company Value Fund (the “Fund”). The summary pages that follow describe the Fund’s:

•	Investment objective.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Fund begins on page 6.

•	Fees and Expenses.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Past Performance is not an indication of future performance.  There is no assurance that the Fund’s investment objective will be achieved, and you can lose money by investing in the Fund.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions.

–  3  –

MML Small Company Value Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies and Risks

The Fund invests primarily in stocks, securities convertible into stocks and other equity securities, such as warrants and rights. Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000® Index – as of January 31, 2009, between $3.64 million and $3.46 billion. The range of capitalizations of companies included in the Index will fluctuate as market prices increase or decrease. T. Rowe Price Associates, Inc. (“T. Rowe Price”), the Fund’s Sub-Adviser, will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the Index. The Fund may, on occasion, purchase companies with a market capitalization above the range. While most assets will be invested in U.S. common stocks, other securities may also be purchased such as foreign stocks, futures and options, in keeping with the Fund’s objective. The Fund may invest up to 20% of its total assets in foreign securities.

Reflecting a value approach to investing, T. Rowe Price seeks to purchase the stocks of companies the current stock prices of which do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. Utilizing fundamental research, T. Rowe Price seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, T. Rowe Price generally looks for some of the following:

•	low price/earnings, price/book value, or price/cash flow ratios relative to the S&P 500, the company’s peers, or its own historical norm;

•	low stock price relative to a company’s underlying asset values;

•	above-average dividend yield relative to a company’s peers or its own historical norm;

•	a plan to improve the business through restructuring; and

•	a sound balance sheet and other positive financial characteristics.

In pursuing the Fund’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller and Mid-Cap Company Risk, Value Company Risk, Over-the-Counter Risk, Leveraging Risk and Convertible Securities Risk.

These Risks are described beginning on page 6.

Annual Performance(1)

The Fund began operations February 27, 2009, and therefore has no performance history. There will be risks of investing in the Fund because the returns can be expected to vary from year to year.

Average Annual Total Returns

Because this Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market.

–  4  –

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that my be incurred under a variable life insurance or variable annuity contract.

	Class II		Service Class I
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fee	0.85%		0.85%
Distribution and Service (Rule 12b-1) Fees(1)	None		0.25%
Other Expenses(2)(3)	1.05%		1.05%
Total Annual Fund Operating Expenses	1.90%		2.15%

Less Expense Reimbursement	(.75%	)	(.75%	)
Net Fund Expenses(4)	1.15%		1.40%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class II shares	$117	$511
Service Class I shares	$143	$587

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(2)	Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

(3)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(4)	The expenses in the above table reflect a written agreement by MassMutual to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through May 2, 2010, to the extent that Net Fund Expenses would otherwise exceed 1.15% and 1.40% for Class II and Service Class I, respectively. The Net Fund expenses shown in the above table may exceed these amounts, because Acquired Fund fees and expenses are excluded from the cap. The agreement cannot be terminated unilaterally by MassMutual.

–  5  –

Summary of Principal Risks

The value of your investment in the Fund changes with the values of the investments in the Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on the Fund’s portfolio are called “Principal Risks.” These Principal Risks are summarized in this section. The Fund could be subject to additional risks. Although the Fund strives to reach its stated goals, it cannot offer guaranteed results. You have the potential to make money in the Fund, but you can also lose money.

•

Market Risk.  Market risk is the general risk of unfavorable market-induced changes in the value of a security. In the case of stocks and other equity securities (including convertible securities), market risk is the result of a number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions. The values of equity securities paying dividends at high rates may be more sensitive to changes in interest rates than are other equity securities.

Because the Fund maintains substantial exposure to equities and does not attempt to time the market, it faces the possibility that stock market prices in general will decline over short or even extended periods, subjecting the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•

Credit Risk.  This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be, or will be perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations, or that a debt security’s rating will be downgraded by a credit rating agency. There are varying degrees of credit risk, which are often reflected in credit ratings.

•

Management Risk.  Management risk is the chance that poor security selection will cause the Fund to underperform relative to other funds with similar investment objectives. The Fund’s Sub-Adviser manages the Fund according to traditional methods of active investment management, that is, by buying and selling securities based upon economic, financial and market analysis and investment judgment. The Sub-Adviser may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. The Fund’s Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee they will produce the desired result.

Also, the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Fund. The performance of an investment in certain types of securities may depend more on the Sub-Adviser’s analysis than would be the case for other types of securities.

•

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to sell. The ability of the Fund to dispose of such illiquid securities at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities during periods when the Sub-Adviser would otherwise have sold them. In addition, the Fund, by itself or together with other accounts managed by the Sub-Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations.” Those sections also include more information about the Fund, its investments and the related risks.

–  6  –

to an illiquid security at any time will accurately reflect the price the Fund might receive upon the sale of that security. Investments in derivatives, structured assets such as mortgage-backed and asset-backed securities, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk.

•

Derivative Risk.  The Fund may, but will not necessarily, use derivatives, which are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When the Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is intended to enhance the Fund’s performance, it may instead reduce returns and increase volatility.

•

Foreign Investment Risk.  Because the Fund invests in foreign securities it may experience more rapid and extreme changes in value than funds that invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. There may be less information publicly available about a foreign company than about a comparable domestic company, and many foreign companies are not subject to accounting, auditing, or financial reporting standards and practices comparable to those in the United States. Also, nationalization, expropriation or confiscatory taxation, foreign withholding or other taxes, restrictions or prohibitions on repatriation of foreign currencies, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose

–  7  –

economies appear to be unrelated. In addition, foreign brokerage commissions and other fees also are generally higher than in the United States.

The Fund may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs, which may be sponsored or unsponsored, represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•

Currency Risk.  The Fund is subject to currency risk to the extent that it invests in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns a U.S. investor would receive on foreign investments. The Fund may, but will not necessarily, engage in foreign currency transactions in order to protect the value of portfolio holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. The Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•

Smaller and Mid-Cap Company Risk.  Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, the Fund’s Sub-Adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of smaller companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. Although mid-cap companies are larger than smaller companies, they may have many of the same risks.

•

Value Company Risk.  The value investment approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

•	Over-the-Counter Risk. OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and funds that invest in these stocks may experience difficulty in purchasing or selling these securities at a fair price.

•

Leveraging Risk.  When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. The Fund may take on leveraging risk by investing collateral from securities loans, by using derivatives, by entering into reverse repurchase agreements and by borrowing money to repurchase shares or to meet redemption requests. The Fund’s use of derivatives may also create investment leverage in its portfolio. Leveraging may increase the assets on which the investment adviser’s fee is based.

•	Convertible Securities Risk. Because convertible securities can be converted into equity

–  8  –

securities, their value normally will vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than non-convertible fixed income securities of similar credit quality and maturity. The Fund’s investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

–  9  –

About the Investment Adviser and Sub-Adviser

Massachusetts Mutual Life Insurance Company (“MassMutual”), located at 1295 State Street, Springfield, Massachusetts 01111, is the Fund’s investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad portfolio of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2008, MassMutual, together with its subsidiaries, had assets under management of approximately $363 billion.

MassMutual will be paid an investment management fee of 0.85% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees approving any investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders dated June 30, 2009.

The Fund also pays MassMutual an administrative and shareholder services fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The fee for each share class of the Fund is 0.25%.

MassMutual contracts with the following Sub-Adviser to help manage the Fund:

T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages the investments of the MML Small Company Value Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of December 31, 2008, T. Rowe Price had approximately $276.3 billion in assets under management.

Preston G. Athey

is the portfolio manager for the MML Small Company Value Fund. Mr. Athey, investment advisory committee chairman, has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. He is a Chartered Financial Analyst and a Chartered Investment Counselor, and a Vice President and Equity Portfolio Manager for T. Rowe Price Associates. Mr. Athey has been managing investments since 1982.

The Trust’s Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

MassMutual has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it would allow MassMutual to remove and replace a sub-adviser in a quick, efficient and cost effective fashion when, for example, its performance is inadequate or the sub-adviser no longer is able to meet a Fund’s investment objective and strategies. The shareholders of the Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to the Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

–  10  –

About the Shares – Multiple Class Information

The Fund offers two classes of shares: Class II and Service Class I shares. Class II and Service Class I shares are available in connection with variable annuity contracts issued by registered separate accounts owned by MassMutual or its life insurance affiliates, certain variable life insurance policies issued by registered separate accounts owned by MassMutual or its life insurance affiliates, and in connection with certain privately offered separate investment accounts owned by MassMutual or its life insurance affiliates.

The different Classes have different fees and expenses resulting from their separate arrangements for administrative, shareholder and distribution services but that are not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-309-3539 or contact your registered representative.

Except as described below, all Classes of shares of the Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class that has adopted a Rule 12b-1 plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 plan; and (e) each Class will have different exchange privileges.

Each Class of the Fund’s shares invests in the same portfolio of securities. Because the Classes will have different expenses, they will likely have different share prices.

Distribution and Service (Rule 12b-1) Fees

Service Class I shares are sold at net asset value per share without an initial sales charge. Therefore, 100% of the investor’s money is invested in the Fund. The Fund has adopted a Rule 12b-1 Plan for Service Class I shares of the Fund. Under the Plan, the Fund is permitted to pay distribution and service fees at the annual rate not to exceed 0.35%, in the aggregate, of the Fund’s average daily net assets attributable to Service Class I shares. However, the Fund will initially pay distribution and service fees at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Service Class I shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Service Class I shares and for related expenses. Service fees may be paid to brokers or other financial intermediaries for providing personal services to Service Class I shareholders and/or maintaining Service Class I shareholder accounts and for related expenses.

Initially, all payments under the Plan will be made by the Fund to MML Distributors, LLC (the “Distributor”), which will, in turn, pay out all of the amounts it receives. The Distributor will pay substantially all of the amounts it receives to MassMutual, which will be used to pay continuing compensation for services provided by MassMutual agents and third party firms. The remaining portion will be paid to MassMutual as compensation for its promotional services in respect of the Fund, and to reimburse MassMutual for expenses incurred by it in connection with promoting the Fund. It is expected that all payments under the Plan will be made to MassMutual, which will disburse or retain amounts from those payments solely at the instruction of the Distributor.

Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in Service Class I shares and may cost you more than other types of sales charges.

–  11  –

Investing In The Fund

Buying and Redeeming Shares

The Trust provides an investment vehicle for the separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. Shares of the Fund are not offered to the general public.

The shares of the Fund are sold at its net asset value (“NAV”) as next computed after receipt of the purchase order, without the deduction of any selling commission or “sales load.” The Fund determines its NAV at the market close (usually 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open. Your purchase order will be priced at the next net asset value calculated after your order is received in good form by the Fund or MassMutual. The Fund will suspend selling its shares during any period when the determination of NAV is suspended. The Fund can reject any purchase order (generally within one business day) and can suspend purchases if it is in its best interest.

Certain foreign markets may be open on days when the Fund does not accept orders or price its shares. As a result, the NAV of the Fund’s shares may change on days when you will not be able to buy or sell shares.

The Fund redeems its shares at its next NAV computed after your redemption request is received and accepted by the Fund or MassMutual. You will usually receive payment for your shares within seven days after your written redemption request is received in good form. The Fund can also suspend or postpone payment, when permitted by applicable law and regulations.

The redemption price may be paid in cash or wholly or partly in kind if the Fund determines that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, the Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption.

Limits on Frequent Trading and Market-Timing Activity

The Fund is not designed to serve as a vehicle for frequent trading or market timing trading activity. The Fund considers these activities to be abusive trading practices that can disrupt the management of the Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all of the Fund’s shareholders, including long-term shareholders who do not engage in these activities. Funds investing in foreign securities, small capitalization securities and below investment grade securities (also known as “junk bonds”), may be particularly susceptible to frequent trading and market timing activities and their resulting disruptions due to the difficulty of pricing such securities.

The Fund’s shareholders are separate investment accounts of variable life insurance and variable annuity contracts sponsored by MassMutual and certain of its affiliates. In the case of the Fund, the separate accounts aggregate the purchase and sale information of individual contract holders and provide the information to the Fund on a net basis. Accordingly, it is difficult or impossible for the Fund to determine if a particular contract holder is engaging in frequent trading or market timing activities, and the Fund does not impose specific restrictions on trading of Fund shares in order to deter such activities.

Instead, as a result of these limitations, the Fund relies on the capabilities, policies and procedures of MassMutual to discourage frequent trading and market timing trading activity, and not to accommodate frequent purchases and sales of shares within the Fund or transfers of shares between the Fund and other funds. MassMutual has adopted policies and procedures to help identify those individuals or entities that may be engaging in frequent trading and/or market timing trading activities. MassMutual monitors trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent frequent trading and the market timing of the Fund among the subaccounts

–  12  –

of the separate accounts, there can be no assurance that MassMutual will be able to identify all those who trade frequently or employ a market timing strategy, and curtail their trading in every instance.

If MassMutual determines that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, MassMutual will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, telephone, internet, or any other type of electronic medium. Additionally, MassMutual may reject any single trade that MassMutual determines to be abusive or harmful to the Fund. It is possible that activity that MassMutual determines is not frequent trading or market timing may nonetheless adversely affect long-term shareholders of the Fund.

MassMutual, in the future, may take various restrictive actions designed to prevent the employment of a frequent trading or market timing strategy, including not accepting transfer instructions from a contract owner or other person authorized to conduct a transfer; limiting the number of transfer requests that can be made during a contract year; and requiring the value transferred into the Fund to remain in the Fund for a particular period of time before it can be transferred out of the Fund. MassMutual will apply any restrictive action it takes uniformly to all contract owners it believes are employing a frequent trading or market timing strategy. As noted above, however, these restrictive actions may not be effective in deterring frequent trading or market timing activity. For more information on restrictions specific to your variable annuity and/or variable life insurance contracts, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus.

Determining Net Asset Value

The Fund generally values portfolio securities based on market value. For example, equity securities and long-term bonds are valued on the basis of valuations provided by one or more pricing services approved by the Fund’s Board of Trustees. Short-term securities with more than 60 days to maturity from the date of purchase are valued at fair market value. Money market securities with a maturity of 60 days or less are generally valued at their amortized cost.

Valuation methods approved by the Fund’s Board of Trustees which are intended to reflect fair value may be used by the Trust’s Valuation Committee when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Fund’s valuation methods are more fully described in the Statement of Additional Information.

–  13  –

Taxation and Distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Assuming the Fund so qualifies, the Fund will not be subject to federal income tax on any net income or any capital gains that are distributed or deemed to have been distributed to shareholders.

Distributions, if any, are declared and paid annually by the Fund. Distributions may be taken either in cash or in additional shares of the Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

Generally, owners of variable life insurance and variable annuity contracts are not taxed currently on income or gains realized with respect to such contracts. However, distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 years may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the Fund in which these accounts invest, must meet certain diversification requirements. The Fund intends to comply with these requirements. If the Fund does not meet these requirements, income from the contracts would be taxable currently to the holders of such contracts.

The Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Fund. Please refer to the prospectuses of the separate accounts with interests in the Fund for a discussion of the tax consequences of variable annuity and variable life insurance contracts.

–  14  –

Investment Performance

From time to time, the Fund may advertise investment performance figures. These figures are based on historical earnings and should not be used to predict the future performance of the Fund.

Yields and total returns shown for the Fund are net of the Fund’s operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable life insurance contracts through which you invest. These expenses reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.

The yield for the Fund refers to the net investment income earned by the Fund over a 30-day period (which period will be stated in the advertisement). This income is then assumed to be earned for a full year and to be reinvested each month for six months. The resulting semi-annual yield is doubled.

The Fund may advertise its total return and its holding period return for various periods of time. Total return is calculated by determining the average annual compounded rate of return that an investment in the Fund earned over a specified period, assuming reinvestment of all distributions. Holding period return refers to the percentage change in the value of an investment in the Fund over a period of time assuming reinvestment of all distributions. Total return and holding period return differ from yield. The return figures include capital changes in an investment while yield measures the rate of net income generated by a Fund. The difference between total return and holding period return is that total return is an average annual figure while holding period return is an aggregate figure for the entire period.

–  15  –

ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Fund may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below. Unless otherwise specified, the Fund may engage in the investment practices and techniques described below to the extent consistent with the Fund’s investment objective and fundamental investment restrictions. The Fund will not necessarily utilize all or any of these practices and techniques at any one time.

Repurchase Agreements and Reverse Repurchase Agreements

The Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which the Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which the Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. As to repurchase agreements, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. As to reverse repurchase agreements, if the buyer files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

Additional information about repurchase agreements and reverse repurchase agreements and related risks can be found in the Statement of Additional Information.

Securities Lending

The Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Fund’s custodian to be in good standing. In addition, the Fund must recover any loaned securities in order to vote on matters affecting such securities.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by the Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by the Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by the Fund are for the account and risk of the Fund.

Hedging Instruments and Derivatives

The Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The Fund may normally use derivatives:

•	to protect against possible declines in the market value of the Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

–  16  –

•	to protect the Fund’s unrealized gains or limit its unrealized losses;

•	to manage the Fund’s exposure to changing securities prices; and

•	to generate additional investment returns.

The Fund may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in the Fund’s portfolio. The Fund does not currently intend to use derivatives for purposes which the Fund’s investment adviser or sub-adviser would consider speculative.

(1)	Forward Contracts – The Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While the Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund’s Sub-Adviser deems it appropriate to do so.

(2)	Currency Transactions – The Fund may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit the Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by the Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s Sub-Adviser may not have the skills needed to manage these strategies.

As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting or unwilling to meet its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, the Fund may buy “structured” notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note. The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

Options and Futures Contracts

The Fund may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase the Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

–  17  –

The Fund may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, the Fund may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

The Fund may also enter into futures contracts, including stock index futures contracts, foreign currency futures contracts and fixed income futures contracts. These transactions are hedging strategies. They are designed to protect the Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting the Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. The Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Fund’s Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

The Fund may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by the Fund for hedging purposes, there are risks. For example, the Fund’s Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When the Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. The Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for the Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

The Fund’s Sub-Adviser may use trading as a means of managing the Fund’s portfolio in seeking to achieve its investment objective. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub-Adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, the Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in the Fund can result in additional brokerage commissions to be paid by the Fund and can reduce the Fund’s return.

Cash Positions/Temporary Defensive Positions

The Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption

–  18  –

payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, the Fund’s Sub-Adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause the Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Under normal circumstances, the Fund will comply with its 80% investment requirement. However, the Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

Zero-Coupon and “Stripped” Securities

The Fund may buy government and corporate zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. The Fund also can buy “stripped” securities that are the separate income or principal components of a debt security. Some collateralized mortgage obligations or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages and changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings quickly at an acceptable price.

Participation Interests in Loans and Loan Investment Pools

Participation interests in loans represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. The Fund can also buy interests in trusts and other pooled entities that invest primarily or exclusively in loan obligations, including entities sponsored and/or advised by the Fund’s Sub-Adviser or an affiliate. The loans underlying these investments may include loans to foreign or U.S. borrowers, may be collateralized or uncollateralized and may be rated above or below investment grade or may be unrated.

These investments are subject to the risk of default by the borrower, interest rate and prepayment risk, as well as credit risks of the servicing agent of the participation interest or the pooled entity that holds the loan obligations. These risks can cause the Fund to lose money on its investment.

Investment in Other Investment Companies

The Fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds’ portfolios, at times when the Fund may not be able to buy those portfolio securities directly.

Investing in another investment company may involve the payment of substantial premiums above the value of such investment company’s portfolio securities and is subject to limitations under the 1940 Act. The Fund does not intend to invest in other investment companies unless the Fund’s Sub-Adviser believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses.

–  19  –

Mortgage-Backed Securities and CMOs

The Fund may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Fund) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“GNMA”)); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the NAV of the Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. The Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

–  20  –

The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, the Fund may engage in dollar roll transactions. A dollar roll transaction involves a sale by the Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Lower Rated Debt Securities

While the Fund may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When-Issued Securities

The Fund may purchase securities on a “when-issued” or on a “forward delivery” basis, which means securities will be delivered to the Fund at a future date beyond the settlement date. The Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Fund does not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Changes to Investment Policies

Except for policies identified as “fundamental” in this Prospectus or the Statement of Additional Information, the Trustees may change the investment objective and policies of the Fund without shareholder approval. Any such changes may result in the Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the Fund. The Fund will notify you of any changes in its investment objective or policies through a revised prospectus or other written communication.

The Fund will provide shareholders with 60 days prior notice of any change in the Fund’s 80% “name test” policy.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

–  21  –

MML SERIES INVESTMENT FUND

1295 State Street

Springfield, Massachusetts 01111-0001

Learning More About the Fund

You can learn more about the Fund by reading the Fund’s Annual and Semiannual Reports, when they become available, and the Statement of Additional Information (SAI). You may obtain free copies of this information from the Fund or from the SEC using one or more of the methods set forth below. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the report and a listing of the Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Fund and will provide you with more detail regarding the organization and operation of the Fund, including its investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MML Series Investment Fund:  You may request information about the Fund (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com.

From the SEC:  You may review and copy information about the Fund (including the Annual/Semiannual Reports and the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at Publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Fund from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Fund from the SEC, you may find it useful to reference the Fund’s SEC file number: 811-2224.